UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2014

WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 West Higgins Road, 8th Floor Rosemont, Illinois 60018		60018
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (847) 939-9000

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On October 27, 2014, Wintrust Financial Corporation (“Wintrust”) entered into an Eighth Amendment Agreement (the “Amendment”) to the Amended and Restated Credit Agreement dated as of October 30, 2009 (as amended, the “Credit Agreement”) among Wintrust, the lenders named therein, and Bank of America, N.A., (“Bank of America”) as administrative agent.
Pursuant to the Amendment, the parties agreed to extend the maturity date of the Credit Agreement to December 15, 2014 while the form of an amendment to the Credit Agreement is being finalized.
The above summary of the Amendment does not purport to be a complete description of the Amendment and is qualified in its entirety by reference to the Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:/s/ Lisa J. Pattis
Lisa J. Pattis
Executive Vice President, General Counsel & Corporate Secretary
Date: October 27, 2014